PART B

                          RWB/WPG U.S. LARGE STOCK FUND



                             A No-Load, Diversified

                                   Mutual Fund



                             STATEMENT OF ADDITIONAL

                                   INFORMATION





                                   May 1, 1997

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the RWB/ WPG U.S. Large Stock Fund dated May 1, 1997, as amended and/or supplemented from time to time (the "Prospectus"), a copy of which may be obtained without charge by writing to RWB/WPG U.S. Large Stock Fund, 1190 Saratoga Avenue, Suite 200, San Jose, California 95129 or calling 1-(800)-366-7266 - EXT. 124.








THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.





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                                TABLE OF CONTENTS

                                                                         PAGE
         INVESTMENT OBJECTIVE AND POLICIES                                 3
              Futures Transactions                                         3
              Repurchase Agreements                                        5
              Other Investment Companies                                   5

         INVESTMENT RESTRICTIONS                                           6

         INVESTMENT ADVISER AND ADMINISTRATOR                              7
              Investment Adviser                                           7
              Administrator                                                9

         TRUSTEES AND OFFICERS                                            11

         HOW TO PURCHASE SHARES                                           15

         REDEMPTION OF FUND SHARES                                        16

         SHAREHOLDER SERVICES                                             16

         NET ASSET VALUE                                                  17

         DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                          17

         PORTFOLIO BROKERAGE                                              20

         PORTFOLIO TURNOVER                                               23

         ORGANIZATION                                                     23

         PERFORMANCE INFORMATION                                          24

         PERFORMANCE SUMMARY                                              25

         CUSTODIAN                                                        25

         TRANSFER AGENT                                                   25

         INDEPENDENT AUDITORS                                             25

         FINANCIAL STATEMENTS                                             26





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                        INVESTMENT OBJECTIVE AND POLICIES

         RWB/WPG U.S. Large Stock Fund (the "Fund") is a registered no-load, diversified open-end management investment company organized as a Delaware business trust on February 16, 1993. On May 1, 1996, the Fund changed its name from "U.S. Large Stock Fund" to "RWB/WPG U.S. Large Stock Fund."

         The investment objective, policies and restrictions of the Fund may be changed or altered by the Board of Trustees of the Fund (the "Board"), without shareholder approval except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which the Fund may invest and certain other investment policies are described in the Fund's Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus.

         The Fund offers investment advisory clients of Reinhardt Werba Bowen Advisory Services, 1190 Saratoga Avenue, Suite 200, San Jose California 95129, a registered investment adviser, the opportunity to participate in a portfolio of securities selected and managed to seek to provide investment results that exceed the performance of publicly traded common stocks in the aggregate, as represented by the capitalization weighted Standard & Poor's 500 Composite Index (the "S&P 500 Index"). Normally the Fund seeks to achieve its goal by investing in a portfolio of stocks that is more "efficient", as that term is used in modern portfolio theory, than the S&P 500 Index selected common stocks. While equity securities will comprise most or all of the Fund's portfolio, the Fund may invest in index futures, American Depositary Receipts (ADRs) to the extent they are represented in the S&P 500, repurchase agreements, Eurodollar and Yankee dollar obligations and short-term, high quality debt obligations. The Fund may also purchase securities on a when-issued basis. There can be no assurance that the Fund's investment objective will be achieved. (See "Description of the Fund" and Risk Considerations and Other Investment Practices and Policies of the Fund" in the Fund's Prospectus.)


         WPG's research personnel will monitor and occasionally make changes in the way the Quantitative Equity Fund's portfolio is constructed or traded. Such changes may include determining better ways to eliminate issues from consideration in the matrix, improving the manner in which the matrix is calculated, altering constraints in the optimization process and effecting changes in trading procedure (to reduce transaction costs or enhance the effects of rebalancing). Any such changes are intended to be consistent with the Fund's basic philosophy of seeking higher returns than those that could be obtained by investing directly in all of the stocks in the S&P 500 Index.


Futures Transactions

         The Fund may enter into futures contracts for the purchase or sale of futures contracts based on the S&P 500 Index which are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC").

         Futures Contracts on Indices. Futures contracts on indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions

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are simply closed out. Changes in the market value of a particular futures contract reflect changes in the value or level of the index on which the futures contract is based.

         Hedging Strategies. Hedging by use of futures contracts seeks to establish with more certainty than would otherwise be possible the value of or effective rate of return on portfolio securities or securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated decline in securities prices or rise in interest rates that would adversely affect the value of the Fund's portfolio securities. If, in the opinion of Weiss, Peck & Greer, L.L.C., the Fund's investment adviser (the "Adviser"), there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on the S&P 500 Index, the Fund may enter into such other futures contracts as part of its hedging strategy. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Fund anticipates the purchase of particular securities when it has the necessary cash, but expects the price or rate of return then available in the securities market to be less favorable than prices or rates that are currently available in the futures markets.


         Limitations and Risks of Futures Transactions. The Fund may engage in futures transactions for hedging purposes in accordance with CFTC regulations or to seek to increase total return to the extent permitted by such regulations. In utilizing futures for hedging the Fund will determine that the price fluctuations in the futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts and options (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to collateralize the position, thereby insuring that the use of such futures contracts and options is unleveraged. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures position (purchases futures contracts) the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the securities market at the time when the futures position is closed out. However, in particular cases when it is economically advantageous for the Fund to do so, a long futures position may be terminated without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of the market value of the Fund's net assets, after taking into account unrealized gains and losses on such positions.


         The Fund will incur brokerage fees in connection with its futures transactions, and it will be required to deposit and maintain funds with its brokers as margin to guarantee performance of its futures obligations. In addition, while futures contracts may be traded to reduce certain risks, futures trading itself entails certain other risks. Thus, while the Fund may benefit from the use of such contracts, unanticipated changes in stock market prices or in interest rates may result in a poorer overall

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performance for the Fund than if it had not entered into any futures contracts.
Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts.

Repurchase Agreements

         The Fund may enter into repurchase agreements in order to generate additional current income. A repurchase agreement is an agreement under which the Fund acquires a money market instrument, generally a United States Government obligation, from a financial institution subject to resale to the financial institution at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the instrument. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Repurchase agreements of more than one week's duration are subject to the Fund's limitation on investments in illiquid securities.

         The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Other Investment Companies

         The Fund may, subject to authorization by its Board of Trustees, invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Board, the Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board does not intend to authorize investing in this manner at this time.


         The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG. For example, the Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment

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company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.



INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of its outstanding shares (a term which in this Statement of Additional Information means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund). So long as these fundamental restrictions are in effect, the Fund may not:

         1. Purchase or sell real estate including securities of real estate limited partnerships, but the Fund may invest in securities of companies engaged in the real estate business.

         2. Issue senior securities except as permitted by the Investment Company Act of 1940, as amended, and except that the Fund may issue shares of its beneficial interest in multiple classes or series, or borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes.

          3. Make loans, except that this restriction shall not prohibit the making of securities loans, the purchase of or investment in bank certificates of deposits or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, or the entry into repurchase agreements.

         4. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities in accordance with its investment objective and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

         5. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

         6. Invest in commodities or in commodities contracts except that the Fund may purchase and sell financial futures contracts on the S&P 500 and related options, and the Fund may purchase securities on a when-issued, stand-by or forward commitment basis.

         7. With respect to 75% of its total assets, purchase any security, if as a result: (i) more than 5% of its total assets would be invested in securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or (ii) the Fund would own more

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than 10% of the voting securities of any issuer; provided, however, that the
Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

          In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the Fund may not:


         (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         (b) Purchase securities of any other investment company except as permitted by the Investment Company Act.

         (c) Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

         (d) Invest more than 15% of its net assets in securities which are illiquid.
         (e) Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.


         The Fund has no current intention of investing in the current fiscal year in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended.

         All percentage limitations (except for limitations on borrowing) apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be treated as a violation.


                      INVESTMENT ADVISER AND ADMINISTRATOR

(See "Investment Adviser and Administrator" and "Portfolio Brokerage" in the Prospectus.)

Investment Adviser

         The Fund's investment adviser is Weiss, Peck & Greer, L.L.C. (the "Adviser"). The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement dated May 19, 1993 (the "Agreement"), which was initially approved by the Board of Trustees of the Fund and by WPG, as the Fund's sole shareholder, on April 29, 1993. On April 24, 1996 the Board of Trustees approved an amendment to and the continuation of the Agreement until April 30, 1997. The amendment permanently reduced the advisory fee payable to the Adviser under the Agreement.

         Pursuant to the Agreement, the Adviser supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory and managerial services. The

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Adviser also pays the compensation of all Trustees who are "interested persons"
(as defined in the Investment Company Act) of the Adviser except for Mr. Alan Werba, who is compensated by Reinhardt Werba Bowen.

         The Fund pays administration fees, taxes, brokerage fees and commissions on portfolio transactions, interest, legal and accounting fees, organizational expenses of the Fund, fees of custodians and transfer agents, costs of share certificates, costs in connection with annual or special meetings of shareholders, including the preparation and distribution of proxy materials, costs in connection with the preparation and distribution of periodic reports to shareholders, insurance premiums, expenses of an extraordinary and nonrecurring nature, the compensation of non-executive employees of the Fund and fees of Trustees who are not "interested persons" of the Adviser.


         For its investment advisory services under the Agreement, the Adviser is entitled to receive a monthly fee equal on an annual basis to a percentage of the Fund's average daily net assets as follows: 0.26% up to $500 million, 0.24% from $500 million to $1 billion, 0.22% from $1 billion to $2 billion, and 0.20% thereafter. For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid the Adviser advisory fees of $238,045, $436,134 and $545,737, respectively, after the expense limitation. Had the Advisor not voluntary agreed to limit its expense limitation, the Fund would have paid the Adviser advisory fees of $271,941, $457,958 and $547,177, respectively. Prior to April 1, 1996, the Fund paid an advisory fee equal on an annual basis to a percentage of the Fund's average daily net assets as follows: 0.31% up to $200 million, 0.26% from $200 million to $500 million, 0.24% from $500 million to $1 billion, 0.22% from $1 billion to $2 billion, and 0.20% thereafter.

         The advisory fee is accrued daily and will be prorated if the Adviser shall not have acted as the Fund's investment adviser during any entire monthly period. The Adviser has agreed to limit total fund operating expenses to certain levels, as further described under "Expense Information" and "Management of the Fund" in the Fund's Prospectus.


         The Agreement provides that the Adviser will not be liable for any loss sustained by the Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

         The Agreement may be modified or amended only with the approval of the holders of a majority of the Fund's outstanding shares and by a vote of the majority of those Trustees of the Fund who are not parties to the Agreement or "interested persons" of the Fund or the Adviser. The Agreement's continuance must be approved annually by a majority vote of the Board or by a vote of the holders of a majority of the outstanding shares of the Fund, but in either event it also must be approved by a vote of a majority of those Trustees of the Fund who are not parties to the Agreement or "interested persons" of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated without penalty, by either party upon 60 days' written notice and automatically will terminate in the event of its assignment.

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         Officers and Trustees of the Fund who are also partners in and employees of the Adviser may receive indirect compensation by reason of investment advisory fees paid by the Trust to the Adviser. Mr. Werba, who is a Trustee of the Fund and a shareholder and officer of RWB, may receive indirect compensation by reason of the shareholder services fee paid by the Fund to RWB. See "Shareholder Services."


          WPG has capital in excess of $66 million. WPG consists of 45 principals, one of whom is a member of the NYSE, and certain associate principals. WPG has approximately 245 full-time employees in addition to its principals. WPG together with its wholly-owned subsidiary acts as investment adviser or manager for approximately $13 billion of institutional and private investment accounts.

         The senior managing principals of the Adviser are Messrs. Stephen H. Weiss, Philip Greer, Melville Straus and Roger J. Weiss, brother of Stephen H. Weiss. Francis H. Powers is a principal of the Adviser and Executive Vice President and Treasurer of the Fund. Jay C. Nadel is a principal of WPG and an Executive Vice President and Secretary of the Fund. The principals of WPG who serve on WPG's executive committee are Stephen H. Weiss (Chairman), Roger J. Weiss, Phillip Greer, Melville Straus, Ronald M. Hoffner, Wesley W. Lang, Jr., Mitch Kantor and Gil Cogan.

         The person responsible for the day-to-day management of the Fund's portfolio is Daniel J. Cardell. Messrs. Stephen H. Weiss and Roger J. Weiss may also participate in the Fund's investment decisions and all of the principals in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.


         In addition to the Fund, the Adviser acts as the investment adviser to each fund in the Weiss, Peck & Greer Group of Funds.

        In the management of the Fund and its other accounts, the Adviser and its subsidiaries allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Fund's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."


Administrator

         WPG, in its capacity of Administrator, performs administrative, transfer agency related and shareholder relations services and certain clerical and accounting services for the Fund under an administration agreement dated May 19, 1993 (the "Administration Agreement"). More specifically, these obligations pursuant to the Administration Agreement include, subject to the general supervision of the Board of Trustees of the Fund, (a) providing supervision of all aspects of the Fund's non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Fund), (b) providing the Fund to the extent not provided pursuant to such agreements, for the preparation, at the Fund's expense, of its tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the Commission and other regulatory authorities, (c) providing, to the extent not provided pursuant to other agreements, the Fund with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the Fund, (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, (e) maintaining all of the Fund's records other than those maintained pursuant to such agreements or the Advisory Agreement, and (f) providing to the Fund, to the extent not provided pursuant to other agreements, transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and training).

         For its services under the Administration Agreement, the Administrator currently does not receive any compensation, although the Board of Trustees may in the future decide to compensate WPG for the provisions of administrative services.

         The Fund pays: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Fund; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any, (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of its employees rendering legal services to the Fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Fund; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the Fund who are not affiliated with the Adviser or RWB; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Fund insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation printing and mailing; and (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

         The Fund's Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

         In an attempt to avoid any potential conflict with portfolio transactions for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of the Adviser and its principals and employees.

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                              TRUSTEES AND OFFICERS

         The Board has responsibility for management of the business of the Trust. The executive officers of the Trust are responsible for its day to day operation. The Trustees and officers of the Trust are as follows:


Name and Address/Title/
Date of Birth                     Principal Occupations During Past Five Years
-------------------------------------------------------------------------------

Roger J. Weiss*                   Senior Managing Principal, Weiss, Peck &
One New York Plaza                     Greer, L.L.C.
New York, NY  10004               Chairman of the Board of all WPG Funds and
                                       Tomorrow Funds Retirement Trust
                                  President, Weiss, Peck & Greer International
                                       Fund
Chairman of the Board             Former Executive Vice President and Director,
  and Trustee                          WPG Advisers, Inc.
                                  Former Executive Vice President and Director,
4/29/39                                Tudor Management Company


Raymond R. Herrmann, Jr.**        Chairman of the Board, Sunbelt Beverage
654 Madison Avenue                      Corporation (distributor of wines and
Suite 1400                              liquors)
New York, NY  10017               Former Vice Chairman and Director, McKesson
                                        Corporation (U.S. distributor of
Trustee                                 drugs and health care products, wine and
                                        spirits)
9/11/20                           Life Member, Board of Overseers of Cornell
                                        Medical College
                                  Member of Board and Executive Committee, Sky
                                        Ranch for Boys
                                  Member, Evaluation Advisory Board,
                                        Biotechnology Investments, Ltd.
                                  Trustee of all WPG Funds and Tomorrow Funds
                                        Retirement Trust


Lawrence J. Israel**              Private Investor
200 Broadway, Suite 249           Director and Trustee of the Touro Infirmary
New Orleans, LA  70118            Member of the Intercollegiate Athletics
                                        Committee of the Administrators of the
Trustee                                 Tulane Educational Fund
12/13/34                          Trustee of all WPG Funds and Tomorrow Funds
                                        Retirement Trust

Graham E. Jones**                 Financial Manager, Practice Management
23 Chestnut Street                      Systems
Boston, MA  02108                       (Medical Services Company)
                                  Director, the Malaysia Fund
Trustee                                 Director, the Thai Fund
                                  Member of the Advisory Council, The Thailand
1/31/33                                 Fund
                                  Director, the Turkish Investment Fund
                                  Trustee, various investment companies managed
                                        by Morgan Grenfell Capital Management,
                                        Inc., since 1993
                                  Director, the Pakistan Fund
                                  Trustee of all WPG Funds


Paul Meek**                       Financial and Economic Consultant to foreign
5837 Cove Landing Road                  central banks under the auspices of each
Burke, VA 22015                         of the Harvard Institute for
                                        International Development, the
Trustee                                 International Monetary Fund and the
                                        World Bank
11/12/25                          President, PM Consulting (financial and
                                        economic consulting)
                                  Former Consultant, Fischer, Francis,
                                        Trees & Watts ("FFTW") (fixed
                                        income investment manager
                                  Trustee, FFTW Fund
                                  Former Vice President and Monetary Adviser,
                                        Federal Reserve Bank of New York
                                  Trustee of all WPG Funds


William B. Ross**                 Financial Consultant
2733 E. Newton Avenue             Former Senior Vice President, Mortgage
Shorewood, WI  53211                    Guaranty Insurance Corporation (mortgage
                                        credit insurer)
Trustee                           Former Senior Vice President, MGIC Investment
                                        Corporation (financial services holding
8/22/27                                 company)
                                  Trustee of all WPG Funds


Harvey E. Sampson**               Chief Executive Officer and Chairman of Harvey
600 Secaucus Road                       Group, Inc. (retail sales of consumer
Secaucus, NJ  07094                     electronics)
                                  Trustee, Cornell University
Trustee                           Joint Board of The New York Hospital -
                                        Cornell Medical Center
3/29/29                           Trustee, North Shore University Hospital
                                  Trustee of all WPG Funds and Tomorrow
                                        Funds Retirement Trust

Robert A. Straniere**             Member, New York State Assembly
182 Rose Avenue                   Sole Partner, Straniere Law Firm
Staten Island, NY 10306           Director, various Reich and Tang Funds
                                  Trustee of all WPG Funds
Trustee

3/28/41

Alan Werba*                       Director, Reinhardt Werba
1190 Saratoga Avenue                    Bowen Advisory Services (investment
Suite 200                               adviser)
San Jose, CA 95129                Registered Principal, Royal Alliance Inc.
                                        (broker-dealer) 1991-1993
Trustee                           Registered Principal, Integrated Resources
                                        Equity Corporation (broker-dealer)
                                        1988-1991
6/5/49


Francis H. Powers*                Principal, Weiss, Peck & Greer, L.L.C.
One New York Plaza                Former Vice President and Secretary, Weiss,
New York, NY 10004                       Peck & Greer Advisers, Inc.
                                  Executive Vice President and Treasurer of all
Executive Vice President                 WPG Funds and Tomorrow Funds
and Treasurer                            Retirement Trust
                                  Former Vice President and Secretary, Tudor
                                         Management Company
7/6/40


Jay C. Nadel*                     Principal, Weiss, Peck & Greer, L.L.C.
One New York Plaza                Director of Operating Departments
New York, NY  10004               Executive Vice President and Secretary of all
                                        WPG Funds and Tomorrow Funds
                                        Retirement Trust
Executive Vice President
and Secretary

      7/21/58


Arlen S. Oransky*                 Vice President, Mutual Fund
One New York Plaza                      Operations, Weiss, Peck & Greer, L.L.C.
New York, NY  10004                     since December, 1991
                                  Assistant  Vice President of all
Assistant Vice                          WPG Funds
President

Joseph J. Reardon*                Senior Vice President, Mutual Fund
One New York Plaza                      Operations, Weiss, Peck & Greer, L.L.C.
New York, NY  10004                     since 1995 (Vice President since
                                        December, 1993)
Vice President                    Manager, Mutual Fund Operations,
                                        Weiss, Peck & Greer, L.L.C.
                                        from February, 1990 to December, 1993
4/4/60                            Vice President of all WPG Funds
                                        and Tomorrow Funds Retirement Trust


Joseph Parascondola*              Assistant Manager, Mutual Fund Operations,
One New York Plaza                      Weiss, Peck & Greer, L.L.C. since 1995
New York, NY  10004               Manager, Mutual Fund Accounting, Concord
                                        Financial Group, November 1991 to
Assistant Vice President                November, 1995
                                  Assistant Vice President of all WPG Funds and
6/6/63                                  Tomorrow Funds Retirement Trust


-----------------------

 * "Interested Person" within the meaning of the Investment Company Act. ** Member of the Audit Committee and the Special Nominating Committee.



Compensation of Trustees and Officers

         The Fund pays no compensation to its Trustees affiliated with the Adviser or RWB, or its officers. None of the Fund's Trustees or officers have engaged in any financial transactions with the Fund or the Adviser.

         The following table sets forth all compensation paid to the Fund's Trustees as of the Fund's fiscal year ended December 31, 1996:

                                                       Pension or                    Total
                                Aggregate          Retirement Benefits           Compensation
                              Compensation          Accrued as Part of            from Fund and
 Name of Trustee             from the Fund          Fund's Expenses        Other Funds in Complex*
----------------             -------------          ----------------       -----------------------

Roger J. Weiss                     $0                     $0                            $0
Alan Werba                          0                      0                             0
Raymond R. Herrmann, Jr.          500                      0                        34,125
Thomas J. Hilliard, Jr. **        500                      0                        24,125
Lawrence J. Israel                500                      0                        34,125
Graham E. Jones                   500                      0                        24,125
Paul Meek                         500                      0                        19,625
William B. Ross                   500                      0                        24,125
Harvey E. Sampson                 500                      0                        34,125
Robert A. Straniere               500                      0                        24,125

-----------------------

    *   As of the date of this SAI, there were 15 mutual funds in the fund complex.
   **   Mr. Hilliard retired as a Trustee of the Fund in October 1996.



Certain Shareholders


         As of March 31, 1997, no person within the knowledge of management of the Fund or RWB directly or indirectly owned, controlled or had the power to vote more than 5% of the outstanding shares of the Fund. As of such date, the officers and Trustees of the Fund as a group owned, directly or indirectly, less than 1% of the shares of the Fund. As of March 31, 1997, RWB held an aggregate of 99% of the shares of the Fund in accounts of clients with respect to which RWB exercises investment discretion and has the power to vote. RWB disclaims beneficial ownership of all of such shares.



                             HOW TO PURCHASE SHARES

Shares of the Fund may be purchased only by clients of RWB.

         Clients of RWB who are participants in RWB's Strategic Asset Money Management program pay to RWB an annual asset allocation fee at the rate of 2% (or less on larger accounts) of the average monthly net assets under management in the program, including assets invested in the Fund. Financial institutions utilized by RWB clients also charge certain service and transaction fees for serving as record holders of shares of the Fund and other investments selected by RWB for its clients. These fees, no part of which is received by the Fund or the Adviser, are paid by RWB clients in addition to the expenses of the Fund. The Strategic Asset Money Management program or "SAMM" program currently consists of a number of asset classes. One such asset class is U.S. "blue chip" stocks (the "Large Cap U.S. Stocks class"). The RWB/WPG U.S. Large Stock Fund is one of two mutual funds utilized by RWB to represent the Large Cap U.S. Stocks class.

         For additional information regarding purchases of shares of the Fund, see "How to Purchase Shares" in the Fund's Prospectus.

                            REDEMPTION OF FUND SHARES

         The Fund will redeem shares at the net asset value of such shares next determined after receipt of the redemption order by the applicable financial institution, provided that such order is transmitted to the Fund by its close of business. The redemption price, which may be more or less than the price paid by the shareholder for his shares, is the net asset value per share next determined after a written request for redemption in proper form is received by the applicable financial institution or the Fund. Redemptions are taxable transactions which may result in a gain or loss for Federal, state and local income tax purposes.

         The redemption price may be paid in cash or portfolio securities, at the Fund's discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner as the Board deems fair and reasonable.

         Payment for redeemed shares normally will be made after receipt from the applicable financial institution of a written request for redemption in proper form within the time periods described in the Prospectus. Such payment may be postponed, and the right of redemption suspended during any period when:
(a) trading on the NYSE is restricted as determined by the applicable rules and regulations of the SEC or the NYSE is closed for other than weekends and holidays; (b) the SEC has, by order, permitted such suspension; or (c) an emergency, as defined by rules and regulations of the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

         For additional information concerning Redemptions, see "How to Redeem Shares" in the Fund's Prospectus.


                              SHAREHOLDER SERVICES


         RWB provides account servicing functions for the Fund. These services include but are not limited to: establishing and maintaining a toll-free telephone number for investors to use in obtaining current account information; providing to investors quarterly reports with respect to the Fund's performance, and providing to investors upon request information concerning the operation of the Fund and their investment in the Fund. In consideration of these services, the Fund pays to RWB a fee equal, on an annual basis, to 0.14% of the Fund's average daily net assets. For the year ended December 31, 1996, the fee was paid in the amount of $309,492. See "How to Purchase Shares" in the Fund's Prospectus. Mr. Alan Werba, a Trustee of the Fund, is a shareholder and Director of RWB.

                                 NET ASSET VALUE

         The net asset value of a share of the Fund is determined once daily, Monday through Friday on each day the NYSE is open for regular trading (other than a day during which no shares of the Fund were tendered for redemption and no order to purchase or sell shares of the Fund was received by the Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities to affect materially the Fund's net assets as of the close of regular trading on the NYSE (normally 4:00 P.M., New York City time). The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is determined by dividing the value of the Fund's securities, cash and other assets (including dividends accrued but not collected) less all its liabilities (including options and accrued expenses but excluding capital and surplus), by the total number of shares outstanding, the result being rounded to the nearest cent. In making such determination, securities listed or admitted to trading on a national securities exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Unlisted securities are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Valuation Committee as authorized by the Board.

         The public offering price of the Fund's shares is the net asset value per share next determined after receipt of an order.

         Orders for shares which have been received by the applicable financial institution prior to the close of trading of the NYSE are confirmed at the offering price effective at the close of the NYSE on that day provided that the order is transmitted to the Fund by its close of business, while orders received subsequent to the close of trading of the NYSE or transmitted to the Fund after its close of business will be confirmed at the offering price effective at the close of the NYSE on the next day on which the net asset value is calculated.


                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

         The Fund will be subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that the Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax.

         A portion of the Fund's dividends may qualify for the 70% dividends-received deduction for corporate shareholders. The portion of such dividends which qualifies for such deduction is the portion, properly designated by the Fund, which is derived from dividends of U.S. domestic corporations with respect to shares held by the Fund that are not debt-financed and have been held at least a minimum period, generally 46 days. For this purpose, the Fund's holding periods for such shares may be reduced below the required minimum by certain futures contracts or other positions that diminish its risk of loss with respect to such shares. The dividends-received deduction for corporations will be reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under Federal income tax law and will be eliminated if such shares are deemed to have been held for less than the minimum period referred to above. Shareholders will be informed of the percentages of dividends which may qualify for the dividends-received deduction. Section 1059 of the Code provides for a reduction in a stock's basis for the untaxed portion (i.e., the portion qualifying for the dividends-received deduction) of an extraordinary dividend" if the stock has not been held at least two years prior to the extraordinary dividend. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10 percent (5 percent for preferred stock) of the recipient corporation's adjusted basis in the stock of the payor or which meet an alternative fair market value test. To the extent that dividend payments by the Fund to its corporate shareholders constitute extraordinary dividends, such shareholders' basis in their Fund shares will be reduced, and gain recognized upon the redemption of such shares will be correspondingly increased or loss recognized will be reduced.

         Net investment income is the Fund's investment income less its expenses. Dividends from net investment income and the excess of net short-term capital gain over net long-term capital loss will be taxed to shareholders as ordinary income and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be taxed to shareholders as long-term capital gain, for Federal income tax purposes. Net realized capital gains for a taxable year are computed by taking into account any capital loss carryforward of the Fund. Disclose amount(s) and expiration date(s) of any capital loss carryforwards. Long-term capital gains of the Fund are taxable to shareholders as long-term capital gains if they are either distributed in the form of capital gain dividends or retained by the Fund and designated for treatment as capital gains distributed to the shareholders. Capital gain dividends are not eligible for the dividends-received deduction. If any net realized long-term capital gain in excess of net realized short-term capital loss are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his share of federal income taxes paid by the Fund on such gains as a credit against his own federal income tax liability, and will be entitled to increase the adjusted tax basis on his Fund shares by the difference between his pro rata share of such gains and his tax credit.

         A regulated investment company qualifying under Subchapter M of the Code is not subject to Federal income tax on distributed amounts to the extent that it distributes at least annually its net investment income and net realized capital gains in accordance with the timing requirements of the Code. The Fund intends to qualify and be treated as a regulated investment company for each taxable year. Qualification for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of stock or securities be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund derive less than 30% of its annual gross income from gains (without deduction for losses) from the sale or other disposition of any of the following which was held (for tax purposes) for less than three months:
(i) stock or securities, (ii) options, futures or forward contracts (not on foreign currencies) or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities and related options or futures; (c) the Fund distribute at least annually to its shareholders as dividends at least 90% of its net investment income, certain net realized foreign currency gains and the excess of net short-term capital gain over net long-term capital loss earned in each year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (d) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

         The excess, if any, of a corporation's "adjusted current earnings" over its alternative minimum taxable income includes the amount of dividends, if any, excluded from income by virtue of the 70% dividends-received deduction which may increase its alternative minimum tax liability.

         Dividends, including capital gain dividends, paid shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the purchase price to the shareholder, they will be subject to Federal income tax as described above. Therefore, prior to purchasing shares an investor should consider the impact of an anticipated dividend distribution.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described above whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in the shares so received equal to the amount of cash they would have received if they had elected to receive cash.

         All futures contracts entered into by the Fund will be governed by
Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the delivery under or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's taxable year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on that day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, the tax straddle rules applicable to offsetting positions in personal property may cause an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio, or, in conjunction with rules of Section 1256, otherwise affect the character or timing of the Fund's income, gain or loss and hence of its distributions to shareholders.

         Because futures activities of the Fund may increase the amount of gains from the sale of investments (including futures contracts) held for less than three months, the Fund may have to limit its futures transactions in order to comply with the 30% limitation described above.

         All or a portion of the loss realized upon the redemption or other disposition of shares may be disallowed under "wash sale" rules to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon the sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares. Exchanges are treated as redemptions for Federal tax purposes. Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions, is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.

         The Fund is organized as a Delaware Business Trust and is not liable for any corporate or franchise tax in the State of Delaware nor is it liable for any Delaware income taxes, provided that it qualifies as a regulated investment company for federal income tax purposes. If it so qualifies and distributes all of its investment company taxable income and net capital gain, the Fund will also not be required to pay the New York State franchise tax and the New York City general corporation tax, except for the small minimum tax component of such taxes.

         The foregoing discussion of U.S. federal income tax relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors such as tax-exempt entities, banks and insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.

         Investors should consult their own tax advisers with respect to the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local or foreign taxation in light of their particular tax situations.


                               PORTFOLIO BROKERAGE

         It is the general policy of the Fund not to employ any broker in the purchase or sale of securities for the Fund's portfolio unless the Fund believes that such broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Subject to the foregoing, where transactions are effected on securities exchanges, the Fund employs the Adviser as principal broker. Where transactions are effected in the over-the-counter market or a third market, the Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere.

         The commission rate on all exchange orders is subject to negotiation.
Section 17(e) of the Investment Company Act limits to "the usual and customary broker's commission" the amount which can be paid by the Fund to an affiliated person, such as the Adviser, acting as broker in connection with transactions effected on a securities exchange. Rule 17e-1 under the Investment Company Act stipulates that a commission, fee or other remuneration does not exceed the usual and customary broker's commission if it is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. . . ." Rule 17e-1 also requires the Board, including a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund, the Adviser or RWB, have adopted procedures designed to comply with the requirements of Rule 17e-1.

         The Adviser acts as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Board. Commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if the Fund would have to pay a commission rate less favorable than the Adviser's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Adviser acts as a clearing broker for another brokerage firm, and any customers of the Adviser determined by a majority of the Trustees who are not "interested persons" of the Fund, the Adviser and RWB not to be comparable to the Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Fund, the Adviser and RWB, exceptions may be made. Since the Adviser has, as investment adviser to the Fund, the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by the Adviser as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account are combined with orders for the account of other funds in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds on the same day, each fund pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

         In selecting brokers other than the Adviser to effect transactions on securities exchanges, the Fund considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached his fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, it may cause the Fund to pay commissions to such broker in an amount greater than the amount another firm might charge.

         Research products and services provided to the Fund include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to the Adviser in the performance of their decision-making responsibilities.

         Each year, the Adviser considers the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of its clients, such as the Fund, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research products and services, although the Fund may not be willing to pay the same commission to such a broker as the Fund would have paid had the broker provided research products and services. As permitted by Section 28(e), the investment information received from other brokers may be used by the Adviser (and its subsidiaries) in servicing all its accounts and not all such information may be used by the Adviser in connection with the Fund. Nonetheless, the Fund believes that such investment information provides the Fund with benefits by supplementing the research otherwise available to the Fund.

         As set forth above, the Fund employs the Adviser, a member firm of the NYSE, as its principal broker on exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as the Adviser) may not effect transactions on such exchange for the account of an investment company (such as the Fund) of which the member firm or its affiliate (such as the Adviser) is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. The Adviser's transactions on behalf of the Fund are effected in compliance with these conditions.

          In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser. Investment decisions for the Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Fund believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

          The Adviser furnishes to the Fund at least quarterly a statement setting forth the total amount of all compensation retained by the Adviser or any associated person of the Adviser in connection with effecting transactions for the account of the Fund, and the Board reviews and approves all the Fund's portfolio transactions and the compensation received by WPG in connection therewith.

         The Adviser does not knowingly participate in commissions paid by the Fund to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event WPG at any time learns that it has knowingly received reciprocal business, it will so inform the Board.


         The Fund paid total brokerage commissions on purchases and sales of portfolio securities for the years ended December 31, 1994, 1995 and 1996, in the amounts of $89,870, $73,588 and $171,866, respectively, of which $89,442, $73,588 and $171,866, respectively, was received by WPG. To the extent that the Adviser receives brokerage commissions on Fund portfolio transactions, officers and Trustees of the Fund who are also principals in WPG may receive indirect compensation from the Fund through their participation in such brokerage commissions.


         Subject to the supervision of the Board, all investment decisions of the Fund are made by the Adviser, which places orders for all purchases and sales of portfolio securities through the Adviser trading department.


                               PORTFOLIO TURNOVER


         The portfolio turnover rates of the Fund for the fiscal years ended December 31, 1994, 1995 and 1996 were 36%, 27.1% and 59.6%, respectively. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Fund during the year. Such monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. U.S. Government securities and all other securities the maturities of which at the time of their acquisitions were one year or less are excluded from the calculation of the annual portfolio turnover rate. A turnover rate of 100% would occur if all of the Fund's portfolio securities were replaced in a period of one year. Increased portfolio turnover results in increased brokerage costs which the Fund must pay.


         To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading operations based on short-term market considerations as distinct from long-term investments based upon fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund could be higher than most mutual funds. However, the Fund intends to comply with the limitation on gains from short-term portfolio turnover contained in Subchapter M of the Code, as described above in "Dividends, Distributions and Tax Status."


                                  ORGANIZATION

(See "Organization and Capitalization," "How to Purchase Shares," and "Redemption of Fund Shares" in the Fund's Prospectus.)

         The Fund was formed on February 16, 1993 as a "business trust" under the laws of Delaware. On May 1, 1996, the Fund changed its name from "U.S. Large Stock Fund" to "RWB/WPG U.S. Large Stock Fund."

         Under the Declaration of Trust, the Fund is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10 percent of the outstanding shares of the Fund. Whenever ten or more shareholders of record (who have been such for at least six months and who hold in the aggregate shares having a value of the lesser of $25,000 or 1% of the Fund's net asset value) apply to the Trustees in writing that they wish assistance in communicating with other shareholders for the purpose of causing the Trust to call a meeting of shareholders to consider the removal of Trustees, the Fund will so assist such shareholders in accordance with Section 16(a) of the 1940 Act.

         The Fund's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

         Each share of the Fund is entitled to such dividends and distributions out of the income earned on the assets of the Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Fund, shareholders of the Fund are entitled to receive their proportional share of the assets which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Fund.

         Pursuant to the Declaration of Trust, the Board may create additional funds by establishing additional series of shares in the Fund. The establishment of additional series would not affect the interests of current shareholders in the existing Fund. The Board may also divide the shares of the Fund or any series into classes, which classes shall have such rights, terms and preferences as the Trustees may establish. As of the date of this Statement of Additional Information, the Board does not have any plan to establish another series of shares in the Fund.

         Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time.


                             PERFORMANCE INFORMATION

         The Fund will calculate performance on a total return basis, which combines principal and dividend income changes, for various periods. Principal changes are based on the difference between the initial offering price and the closing net asset value per share for the period and assume reinvestments of dividends. Dividend income is the capital gains and income dividends paid by the Fund during the period.

         Performance will vary from time to time and past results are not necessarily representative of future results. Performance is a function of portfolio management and is affected by operating expenses. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, the Value Line Composite Index, the NASDAQ OTC Composite Index, and other industry publications.

         The average annual total return of the Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.


         The Fund's results assume the reinvestment of all capital gain distributions and income dividends.


Performance information for the Fund is set forth below:


                               PERFORMANCE SUMMARY

                                                                 TOTAL RETURN
                                                     From 6/8/93            From 6/8/93
                                                    (commencement         (commencement
                               For the Year         of operations)        of operations)
                                  Ended              to 12/31/96            to 12/31/96
                                12/31/96             Cumulative             Annualized

 RWB/WPG U.S.
        Large Stock Fund            19.33%              67.91%                15.64%


                                    CUSTODIAN

              The custodian for the Fund is Boston Safe Deposit and Trust Company, One Exchange Place, Boston, Massachusetts 02109. In its capacity as custodian, Boston Safe Deposit and Trust Company performs all accounting services, holds the assets of the Fund and is responsible for calculating the daily net asset value per share.


                                 TRANSFER AGENT

              First Data Investor Services Group, Inc., acts as Transfer Agent and Dividend Paying Agent for the Fund.


                              INDEPENDENT AUDITORS

              KPMG Peat Marwick LLP, 345 Park Avenue, New York, NY 10154, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                              FINANCIAL STATEMENTS


              The Statement of Assets and Liabilities, including the Schedule of Investments, as of December 31, 1996, the Statement of Operations December 31, 1996, the Statement of Changes in Net Assets for the fiscal years ended December 31, 1995 and 1996, the Notes to Financial Statements, Financial Highlights for the period from inception of the Fund (June 8, 1993) through December 31, 1996 and the Report of KPMG Peat Marwick LLP, independent auditors, each of which is included in the Annual Report to Shareholders of the Fund for December 31, 1996, are hereby attached to and incorporated by reference into this Statement of Additional Information.